Exhibit 1
                                                                       ---------



                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a statement on Schedule 13D, including amendments thereto, with respect to the common stock, $.001 par value per share, of Trueyou.com, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to such filings; provided, that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which collectively shall constitute one and the same instrument.

                                              L CAPITAL MANAGEMENT SAS

                                              By: /s/ Philippe Franchet
                                                 -----------------------------
                                                    Name:  Philippe Franchet
                                                    Title: Director
                                              Date: December 28, 2005


                                              SEAPINE INVESTMENTS, LLC

                                              By: /s/ Carla G. Kidd
                                                 -----------------------------
                                                    Name:  Carla G. Kidd
                                                    Title: Manager
                                              Date: December 28, 2005


                                              /s/ Andrew D. Lipman
                                              --------------------------------
                                              Name:  Andrew D. Lipman
                                              Date:  December 28, 2005


                                              CATHERINE M. KIDD GRANTOR TRUST

                                              By: /s/ Edward R. Mandell
                                                 -----------------------------
                                                    Name:  Edward R. Mandell
                                                    Title: Trustee
                                                    Date:  December 28, 2005

                                              CARA E. KIDD TRUST

                                              By:  /s/ Edward R. Mandell
                                                 -----------------------------
                                                    Name:  Edward R. Mandell
                                                    Title: Trustee
                                                    Date:  December 28, 2005


                                              THOMAS C. KIDD TRUST

                                              By:  /s/ Edward R. Mandell
                                                 -----------------------------
                                                    Name:  Edward R. Mandell
                                                    Title: Trustee
                                                    Date:  December 28, 2005


                                              SAND DOLLAR PARTNERS, L.P.

                                              By: /s/ Jessica S. Effress
                                                 -----------------------------
                                                    Name:  Jessica S. Effress
                                                    Title: Managing Member of
                                                           General Partner
                                                    Date:  December 28, 2005


                                                /s/ Richard Rakowski
                                              --------------------------------
                                                    Richard Rakowski
                                                    Date:  December 29, 2005


                                              DEBIASI FAMILY LIMITED PARTNERSHIP

                                              By: /s/  Gerard A. DiBiasi
                                                 -----------------------------
                                                    Name:  Gerard A. DiBiasi
                                                    Title: General Partner
                                                    Date:  December 28, 2005


                                                /s/ Clarice Webb
                                              --------------------------------
                                              Clarice Webb
                                              Date:  December 28, 2005


                                                /s/ Claudine Singer
                                              --------------------------------
                                              Claudine Singer
                                              Date:  December 28, 2005

                                                /s/ Darrin Prescott
                                              --------------------------------
                                              Darrin Prescott
                                              Date:  December 29, 2005


                                                /s/ Michael Paley
                                              --------------------------------
                                              Michael Paley
                                              Date:  December 28, 2005


                                                /s/ Daniel D. Witcher
                                              --------------------------------
                                              Daniel D. Witcher
                                              Date:  December 28, 2005


                                                /s/ Patricia Mackey
                                              --------------------------------
                                              Patricia Mackey
                                              Date:  December 28, 2005